Exhibit 99.2

December 31, 2007 Quarterly and Year End Results February 19, 2008

2 This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

3 • Richard Launder, President, Global Operations • Mark Vipond, President, Global Product • Henry Lyons, Chief Financial Officer • Q&A: Phil Heasley, Richard Launder, Henry Lyons and Mark Vipond Agenda

4 December 31, 2007 Quarter Richard Launder, President, Global Operations Business Operations Review

5 Q4/2007 Sales Results • Q4 sales exceeded expectations –EMEA continues to be strong –US improvement • 17 new customers • New country – Kenya • Customer loyalty and retention

6 2007 Sales Results • New Customers – 31 new customers in 2006 – 49 new customers in 2007 • New Applications – 147 new applications in 2006 – 212 new applications in 2007 • Focus on payments market

7 2007 Channel Update • Americas – Good progress with AOD in the US – Gaining traction in Latin America – A number of sizable renewals occurred despite overall banking sector market turbulence • EMEA – Another year of strong growth – Significant sales wins in the Middle East – Renewed momentum in France, Spain and Italy – Wholesale success • Asia – Moving to a direct model in the region – Winning new customers

8 Sales Outlook for 2008 • IBM sales – Huge potential, particularly replacing in house systems • well in excess of 100 major banks – ACI Base 24-eps in 23 IBM customers today – Geographic expansion • China, Japan, France, Spain, Germany – Joint planning, customer campaigns, etc – Increased bandwidth Business as usual sales • Key markets • Spain, France, China, India, Brazil. – Continued focus on new accounts – Wholesale expansion

9 December 31, 2007 Quarter Mark Vipond, President, Global Product Business Operations Review

10 ACI Customers by Geography/Product Q3 2007 Product Customers Payment Engines Retail Banking Wholesale Banking Banking United States 67 95 23 45 56 1 Canada/Latin America 57 2 21 11 32 0 EMEA 143 6 63 58 87 3 Asia/Pacific 82 12 26 28 73 1 Retail United States 59 0 2 3 23 0 Canada/Latin America 22 0 0 1 4 0 EMEA 7 0 0 0 3 0 Asia/Pacific 4 0 0 0 2 0 Other Industries United States 5 0 0 2 59 1 Canada/Latin America 6 0 1 2 7 0 EMEA 10 0 3 4 27 1 Asia/Pacific 3 0 0 3 20 0 Worldwide Total United States 131 95 25 50 138 2 Canada/Latin America 85 2 22 14 43 0 EMEA 160 6 66 62 117 4 Asia/Pacific 89 12 26 31 95 1 TOTAL 465 115 139 157 393 7 Risk Mgmt. Payments Mgmt. Application Infrastructure Services-Only

11 ACI Customers by Region, Industry and Solution Set – December 31, 2007 • ACI customers use an average of 2.7 products. • 17 new customers added in quarter ended December 31, 2007 • 49 new customers added in year ended December 31, 2007 • Total of 821 ACI customers. • Total of 2,202 products deployed • Customers in 86 countries

12 Commentary on 2007 Operations • Areas of Progress – BASE24-eps deployments – AOD operation improvements – Global resource management (e.g. Romania, India, Malaysia) • Areas with Challenges – Solution deployments vs. product deployments – Implementation margins – Product Life Cycle management

13 2008 Outlook • IBM Impacts to Operations – Product directions – Migration processes and services – Enablement • Technical headcount investment • Aggression in Product Life Cycle Management • Wholesale Payment Hub Opportunity • Solutions and Integration Focus • Implementation and Services Margin Improvement • Harvesting Backlog

14 Financials Review December 31, 2007 Quarter Henry Lyons, Chief Financial Officer

15 Key Takeaways from the Quarter . Sales were strong overall; good contributions from UK and USA OFCF of $21.1 million in the quarter versus $6.7 million in December 2006 quarter Includes net $9.3 million from IBM Sequential backlog growth of $39 million Revenue of $101.3 million in the current quarter versus $93.3 million in December 2006 quarter, growth of 9% Deferred revenue rose $15.5 million sequentially versus sequential deferred revenue growth of $1.5 million in 2006 • Deferred expenses rose $2.9 million sequentially as compared to prior year rise of $2.0 million • Expenses grew $10.0 million quarterly year over year • $3 million R&D, $2 million commissions, $3 million pro-fees • Other expense was essentially flat • Favorable FX offset by FAS 133 non-cash charge

16 Key Takeaways from the Year Strong sales OFCF of $52.5 million for the 2007 year versus $39.3 million in calendar 2006, growth of 33% Includes net $9.3 million from IBM for 2007 Deferred revenue rose $41.9 million over prior year-end compared to 2006 deferred revenue increase of $0.7 million Deferred expense rose $5.5 million in the 2007 calendar year versus a rise of $0.7 million in the 2006 calendar year Backlog ended the year at $1.380 billion, growth of $138 million compared to backlog of $1.242 billion at December 31, 2006 Revenue of $374.2 million versus $356.1 million in 2006, a rise of 5% inclusive of acquisitions • Elongation of revenue recognition cycle due to sales to new clients using new applications . Other income/expense for the year changed adversely by $10.1 million due to the negative impact of FAS 133 non-cash charge, interest expense and currency

17 OFCF and Revenue Slippage into 2008 • Revenue impact of approximately $15-20 million from multiple banks who were participants in Faster Pay and middle east switch; deals were expected to be completed in 2H 2007 but expected to occur in 1H 2008 • Pay upfront deal renewals with large US banks in 2H 2007 now anticipated to close in 2008 • OFCF impacted by the postponement of the deals above as well as by approximately $6 million related to a discrete deal closed in December 2007 but cash received in January 2008

18 2008 Guidance – Approximately $200 million for the combined revenue and 60-month backlog metric in 2008 compared to combined revenue and backlog growth of $157 million in calendar year 2007 Revenue and Backlog Growth (“Rev-log”) – Approximately $65 million inclusive of ~$24 million of capex/interest versus $52.5 million of OFCF in 2007 inclusive of capex/interest of $9.8 million – Both 2007 and 2008 include the impact of IBM-related cash receipts and disbursements OFCF

19 Items impacting 2008 financial model • Total sales to grow ~5% year over year to ~ $450 million • ~80% of all 2008 sales to be new client/new applications versus term extensions as compared to ~70% new client/new apps in 2007 – Sales and revenue higher in second half of the year – First quarter after the year-end traditionally weak • OFCF will be higher in the first half of the year • Expenses to grow ~7-9%; – Approximately half the expense growth attributable to IBM alliance – Expenses will be consistent throughout the year • Relatively flat deferred expenses and deferred revenue • Other expense of $3m in 2008 versus $6m in 2007; front loading of swap related costs and benefit from cash generated • Tax rate of 35-40% to be determined by geographic profit mix – 14% effective cash tax rate anticipated in 2008 • Diluted share count of 34.6 million • Non cash- comp/acquisition intangibles of $22 million

20 2009-2011 Outlook • Revenue/backlog growth in the low double digits • Operating free cash flow to grow at 1.5 x revenue growth – excludes impact of IBM incentives • Work towards ~20% operating margin over planning horizon

21 2008 Opportunities and Risks • Opportunities: – Higher sales of new products/new applications – IBM • Risk: – Sales mix/timing – Services Profitability/Implementation cost of new business

Appendix

23 Operating Free Cash Flow ($millions) 5.9 0.0 Net after-tax cash payments associated with P &H 9.3 Net Proceeds from IBM Alliance 5.3 0.0 Net after-tax cash payments associated with class action settlement 0.0 0.8 Net after-tax cash payments associated with termination of jet lease 0.0 2.7 Employee-related restructuring costs $6.7 $21.1 Operating Free Cash Flow (5.1) (3.9) Less capital expenditures 1.2 0.0 Net after-tax cash payments associated with stock option Selected non-recurring items: $ (0.6) $12.1 Net cash provided by operating activities* 2006 2007 Quarter Ended December 31,

24 60-Month Backlog ($ millions) December 31, September 30, December 31, Table 2: Backlog 60- Month (millions) 2007 2007 2006 Americas $733 $717 $686 EMEA 504 489 431 Asia/Pacific 143 135 125 Backlog 60-Month $1,380 $1,341 $1,242 Backlog breakout ACI Organic $1,367 $1,331 $1,242 Acquisitions 13 10 0 Backlog 60-Month $1,380 $1,341 $1,242 ACI Organic Deferred Revenue 141 126 101 ACI Organic Other 1,227 1,205 1,141 Acquisition Deferred Revenue 2 1 0 Acquisition Other 11 9 0 Backlog 60-Month $1,380 $1,341 $1,242 Quarter Ended

25 Revenues by Channel ($ millions) $93.3 $101.3 Revenues 8.6 8.6 Asia/Pacific 37.5 43.1 EMEA $47.2 $49.6 Americas 13.2 13.6 Americas International $34.0 $36.0 United States Revenues: 2006 2007 Quarter Ended December 31,

26 Monthly Recurring Revenue ($ millions) $51.5 $56.6 Monthly Recurring Revenue 7.6 8.4 Processing Services 28.7 32.2 Maintenance fees $15.2 $16.0 Monthly license fees 2006 2007 Quarter Ended December 31,

27 Deferred Revenue ($ millions) $99.4 $100.9 $127.3 $142.8 Total Deferred Revenue $20.4 $22.4 $30.3 $27.3 Long Term Deferred Revenue 20.4 $22.4 30.3 $27.3 ACI Organic $0.0 $0.0 $0.0 $0.0 Acquisitions $79.0 $78.5 $97.0 $115.5 Short Term Deferred Revenue 79.0 $78.5 96.0 $113.5 ACI Organic $0.0 $0.0 $1.1 $2.0 Acquisitions 2006 2006 2007 2007 September 30, December 31, September 30, December 31, Quarter Ended

28 Deferred Expenses ($ millions) $3.9 $5.9 $8.5 $11.4 Total Deferred Expenses 3.9 $5.9 8.4 $11.3 ACI Organic $0.0 $0.0 $0.1 $0.1 Acquisitions 2006 2006 2007 2007 September 30, December 31, September 30, December 31, Quarter Ended

29 Organic vs. Acquired Business Performance ($ millions) 0.5 IBM-related Pro Fees (2.1) 2006 LTIP Reversal 1.3 Corporate Jet (2.6) Stock Options Prof Fees -- -- 0.2 -- Other Employee $2.9 $15.5 $98.4 $101.3 2007 Quarter $0.9 $14.0 $10.1 $8.0 Net Change -- -- 0.5 -- Employee Related Costs -- -- (0.2) -- Intangible Amortization -- 1.0 2.5 0.8 Acquisitions $0.9 $13.0 $10.0 $7.2 Organic $2.0 $1.5 $88.3 $93.3 2006 Quarter Sept-Dec y-o-y Quarterly Movement in Deferred Expense Sept-Dec y-o-y Quarterly Movement in Deferred Revenue Year over Year Increase/ Decrease in Op. Expenses Year over Year Increase/ Decrease in Revenue

30 Non-Cash Compensation, Acquisition Intangibles and Non-Recurring Items * Tax Effected at 35% $4.9 $0.13 $2.1 $0.06 Total: 1.1 0.03 (0.0) (0.00) Non-cash equity-based compensation 2.1 0.05 1.9 0.05 Amortization of acquisition-related intangibles and software $1.7 $0.04 $0.2 $0.01 Non-recurring items 0.0 0.00 0.3 0.01 IBM Related Fees 0.0 0.00 0.8 0.02 Corporate Jet Lease Termination 0.0 0.00 (1.4) (0.04) 2006 LTIP Reversal 0.0 0.00 0.1 0.00 Other employee expense 0.0 0.00 0.4 0.01 Restructuring $1.7 $0.04 $0.0 $0.00 Stock options review $ in Millions EPS Impact $ in Millions EPS Impact 2006 2007 Quarter Ended December 31, Acquisition-Related Intangibles and software, Non-cash equity based compensation and non-recurring items (millions)

31 Other Income/Expense $1.3 ($0.9) ($2.5) ($1.0) Total Other Income (Expense) (0.1) 0.3 (0.1) 0.2 Other 0.0 0.0 (2.1) (2.5) SFAS 133 (0.2) (0.6) 0.5 1.9 FX Gain / Loss (0.1) (1.4) (2.0) (1.3) Interest Expense $1.7 $0.9 $1.2 $0.8 Interest Income September 30, 2006 December 31, 2006 September 30, 2007 December 31, 2007 Table 9: Other Income (Expense) (millions) Quarter Ended

32 2007 Share repurchase program • Total Open Year 2007--1,622,386 – December 2007 quarter – 166,472 – Total Shares Repurchased in Program since 2005 -- 4,409,729 • CY 2007 Average Price per Share (open market): $28.65 • Total Vested Options Settled Calendar 2007- 521k

33 Non-GAAP Financial Measures • This presentation includes operating free cash flow and backlog estimates. ACI is presenting these non-GAAP guidance measures to provide more transparency to its earnings, focusing on operations before selected noncash items, operating free cash flow and backlog. • ACI is presenting operating free cash flow, which is defined by our net cash provided by operating activities, adjusted for one-time items, minus capital expenditures. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We define operating free cash flow as net cash provided (used) by operating activities, excluding cash payments associated with the cash settlement of stock options, cash payments associated with one-time employee related actions, less capital expenditures, plus or minus net proceeds from IBM. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided (used) by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non- GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, loss from operations and net loss per share calculated in accordance with GAAP. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that this measure can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items, which do not directly affect our ongoing cash flow.

34 Non-GAAP Financial Measures • ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. • Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: • Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. • License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. • Non-recurring license arrangements are assumed to renew as recurring revenue streams. • Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. • Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. • Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. • Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. • The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

35 Forward Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “ will,” “expects,” “anticipates”, “looks forward to,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding the: • The strength of, or improvement in, future sales results; • Retention of customers; • Sales and financial expectations in various geographies, including expectations that we are gaining traction in Latin America, have momentum in France, Spain and Italy, and will win new customers in Asia; • 2008 sales outlook, including expansion in various countries, sales into new accounts and sales of new applications, and leveraging of wholesale payments products; • Expected impacts and benefits of the IBM alliance; • 2008 outlook relating to technical headcount investment, aggression in product life cycle management, wholesale payment hub opportunity, solutions and integration focus, implementation and services margin improvement, and harvesting backlog; • Expectations that transactions that were expected to close in the second half of 2007 will close in the first half of 2008; • Expectations for 2008 operating free cash flow and combined revenue and backlog growth; • Expectations regarding sales growth, sales mix, revenues, backlog, operating free cash flow, expenses, effective tax rate and number of shares outstanding; and • 2009 - 2011 outlook, including revenue and backlog growth, operating free cash flow growth and operating margins. • Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in the Company’s filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review the Company’s filings with the Securities and Exchange Commission, including the Company’s Form 10-K filed on January 30, 2008, specifically the section entitled “Factors That May Affect the Company’s Future Results or the Market Price of the Company’s Common Stock.”

36 Forward Looking Statements • The risks identified in the Company’s filings with the Securities and Exchange Commission include: • Risks associated with the restatement of the Company’s financial statements; • Risks associated with the Company’s performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector; • Risks associated with the complexity of the Company’s software products; • Risks inherent in making an estimate of the Company’s backlogs which may not be accurate and may not generate the predicted revenue; • Risks associated with tax positions taken by the Company which require substantial judgment and with which taxing authorities may not agree; • Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and the Company’s revenues in the future; • Risks associated with the Company’s stock price which may be volatile; • Risks associated with conducting international operations; • Risks regarding the Company’s newly introduced BASE24-eps product which may prove to be unsuccessful in the marketplace; • Risks associated with the Company’s future profitability which depends on demand for its products; lower demand in the future could adversely affect the Company’s business; • Risks associated with the Company’s software products which may contain undetected errors or other defects, which could damage its reputation with customers, decrease profitability, and expose the Company to liability; • Risks associated with the IBM alliance, our or IBM’s ability to perform under the terms of that alliance and customer receptiveness to the alliance; • Risks associated with future acquisitions and investments which could materially adversely affect the Company; • Risks associated with the Company’s ability to protect its intellectual property and technology and that the Company may be subject to increasing litigation over its intellectual property rights; • Risks associated with litigation that could materially adversely affect the Company’s business financial condition and/or results of operations; • Risks associated with new accounting standards or revised interpretations or guidance regarding existing standards; • Risks associated with the Company’s offshore software development activities, which may put its intellectual property at risk; • Risks associated with security breaches or computer viruses, which could disrupt delivery of services and damage the Company’s reputation; • Risks associated with the Company’s customers who are subject to a regulatory environment and industry standards that may change and reduce the number of transactions in which the customers engage; • Risks associated with the Company’s ability to comply with privacy regulations imposed on providers of services to financial institutions; • Risks associated with system failures, which could delay the provision of products and services and damage the Company’s reputation with its customers; • Risks associated with the Company’s restructuring plan, which may not achieve expected efficiencies; and • Risks associated with material weaknesses in the Company’s internal control over financial reporting.

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